UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2013
_______________
General Motors Financial Company, Inc.
(Exact name of registrant as specified in its charter)
_______________

Texas	1-10667	75-2291093
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas 76102
(Address of principal executive offices, including Zip Code)

(817) 302-7000
(Registrant's telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On February 14, 2013, General Motors Financial Company, Inc. (the “Company”) issued a press release announcing the results of operations for the quarter ended December 31, 2012. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The Company will conduct an earnings conference call February 14, 2013 at 12:00 noon Eastern Time. Interested persons may register to listen to the call at the Company's website, www.gmfinancial.com. The call will also be available on demand at this website.
This information furnished in this Item 2.02, including the Exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, as amended regardless of any general incorporation language in such filing.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description of Exhibit

99.1.	Press Release dated December 31, 2012, entitled “GM Financial Reports December Quarter Operating Results”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Motors Financial Company, Inc.
(Registrant)

Date: February 14, 2013	By:	/s/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President, Chief Financial Officer and Treasurer